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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2007


                        EAGLE ROCK ENERGY PARTNERS, L.P.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


                Delaware                001-33016                68-0629883
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(State or other jurisdiction of        Commission             (I.R.S. Employer
 incorporation or organization)        File Number           Identification No.)


16701 Greenspoint Park Drive, Suite 200
            Houston, Texas                                          77060
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (281) 408-1200


              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Other Items.

     On August 20, 2007, the registrant issued a press release announcing the appointment of Charles C. Boettcher as senior vice president and general counsel of Eagle Rock Energy G&P, LLC, ("Eagle Rock Energy G&P"), the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the registrant. Mr. Boettcher also has become the secretary and chief compliance officer for Eagle Rock Energy G&P. Prior to joining Eagle Rock Energy G&P, Mr. Boettcher was a partner in the law firm of Thompson & Knight, LLP, the registrant's primary outside legal counsel. During his eight years at Thompson & Knight, Mr. Boettcher practiced law in the Corporate and Securities department and focused his practice on mergers and acquisitions in the oil and gas industry. The press release is filed with this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

     The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

          99.1 Press Release dated August 20, 2007


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EAGLE ROCK ENERGY PARTNERS, L.P.

                                            By: Eagle Rock Energy GP, L.P.,
                                                its general partner

                                            By: Eagle Rock Energy G&P, LLC,
                                                its general partner


Date: August 20, 2007                       By: /s/ Alfredo Garcia
                                                --------------------------------
                                                Alfredo Garcia
                                                Senior Vice President, Corporate
                                                Development and Chief Financial
                                                Officer

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                                INDEX TO EXHIBITS

     Item        Exhibit
     ----        -------

     99.1        Press Release date August 20, 2007